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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                           Date of Report: May 6, 2003


                              INNKEEPERS USA TRUST
             (Exact name of registrant as specified in its charter)

          Maryland                    0-24568                  65-0503831
          --------                    -------                  ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


                             306 Royal Poinciana Way
                            Palm Beach, Florida 33480
                            (Address and zip code of
                          principal executive offices)


       Registrant's telephone number, including area code: (561) 835-1800

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit        Description
         -------        -----------

         99.1           Press release of Innkeepers USA Trust dated May 6, 2003

         99.2           Press release of Innkeepers USA Trust dated May 6, 2003

Item 9.  Regulation FD Disclosure

         On May 6, 2003, the Company issued a press release announcing a change to its method of calculating funds from operations and funds from operations per share. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         On May 6, 2003, the Company issued a press release announcing its operating results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INNKEEPERS USA TRUST
                                            (Registrant)

Date:  May 6, 2003                          By: /s/ Gregory M. Fay
                                                ------------------
                                                Gregory M. Fay
                                                Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.1         Press release of Innkeepers USA Trust dated May 6, 2003

99.2         Press release of Innkeepers USA Trust dated May 6, 2003